April 30, 2018 Capitol Federal Financial, Inc. Announces Agreement to Acquire Capital City Bancshares, Inc.

Except for the historical information contained in this press release, the matters discussed may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions. The words "may," "could," "should," "would," "will," "believe," "anticipate," "estimate," "expect," "intend," "plan," and similar expressions are intended to identify forward-looking statements. Forward-looking statements that involve risks and uncertainties, including the requisite regulatory and shareholder approvals for this acquisition might not be obtained, the exchange transaction involving the minority shareholders of CCB might not be consummated, or other conditions to completion of the transaction might not be satisfied or waived; expected costs savings, synergies and other benefits from Capitol Federal’s merger and acquisition activities, including this acquisition, might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; changes in economic conditions in the Company's market area; changes in policies or the application or interpretation of laws and regulations by regulatory agencies and tax authorities; other governmental initiatives affecting the financial services industry; changes in accounting principles, policies or guidelines; fluctuations in interest rates; demand for loans in the Company's market area; the future earnings and capital levels of Capitol Federal, which would affect the ability of the Company to pay dividends in accordance with its dividend policies; competition; and other risks detailed from time to time in documents filed or furnished by the Company with the SEC. Actual results may differ materially from those currently expected. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements. No Offer or Solicitation This press release is being provided for informational purposes only and does not constitute (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, (ii) an offer to exchange any securities or (iii) the solicitation of any vote for approval of any transaction. There shall not be any offer, solicitation, sale or exchange of any securities in any state or other jurisdiction in which such offer, solicitation, sale, or exchange is not permitted. Safe Harbor Statements 2

Strategically and financially attractive acquisition of a highly regarded, Topeka-based community commercial bank with approximately $400 million in assets 1) Represents a natural extension of our single family lending model through the expansion of our product offerings to include commercial lending and commercial deposit services 2) Provides an opportunity to enhance our deposit mix, penetrate our markets through the expansion of our deposit channels, and improve our cost of deposits, driving stronger future net interest margins, while allowing for reductions to our loan to deposit ratio 3) Expected to produce approximately 3% EPS accretion in the first full year, growing to the mid-single digits in the years following (1), while representing only 2.1% of pro forma market capitalization (2) 4) Results in minimal impact to TBVPS, with less than 1% dilution at closing, and with TBVPS dilution earned back in less than 2.5 years (3) 5) Allows Capitol Federal to remain under $10 billion in assets with this acquisition and for the foreseeable future, resulting in no need to adjust our current dividend strategy in the near term Introduction 3 (1) Expected EPS impact excluding transaction related expenses, and measured over the first two years following closing of the merger (2) Capital City shareholders will own approximately 2.1% of pro forma common shares (3) Based on the cross-over method; earn-back timeframe excludes any potential increase in the pro forma company dividend related to expected increases in earnings

 100% stock  Fixed exchange ratio of 3.725 shares of CFFN common stock for each share of Capital City common stock Transaction Summary 4  $47.08 per share (1)  $37.5 million aggregate deal value (2) Calculated Transaction Price per Share and Aggregate Deal Value Consideration  Late summer 2018 or October 2018Expected Closing  Customary regulatory approval  Capital City shareholder approval (6)Required Approvals (1) Based upon CFFN’s closing stock price as of April 27, 2018 (2) Aggregate transaction value includes the value of Capital City stock options, which will be cashed out prior to closing (3) As of March 31, 2018, on an aggregate basis (4) LTM earnings adjusted for full run-rate cost savings realization of 26.1% (net of anticipated expense additions) applied to the LTM operating expense base (5) Calculated as aggregate deal value less tangible common equity, divided by core deposits; core deposits defined as total deposits less CDs > $250,000 (6) The Sabatini family members will execute voting agreements accounting for 99.41% of voting shares Calculated Transaction Multiples (3)  Price / March 31, 2018 tangible book value: 141.3%  Price / March 31, 2018 LTM earnings: 20.8x  Price / March 31, 2018 LTM earnings including cost savings (4): 8.3x  March 31, 2018 tangible book premium to core deposits (5): 3.2%  Capital City’s commercial banking team expected to continue in roles with CFFN  Mr. Bob Kobbeman, Capital City’s Chief Executive Officer, to join CFFN as EVP and lead our commercial banking operations Management Due Diligence  Extensive financial, credit, legal, compliance and operational due diligence completed, including third-party loan, trust and commercial operations review

 Family owned bank founded in 1892 in Topeka, Kansas  11 branch offices located within the Topeka, Lawrence, and Kansas City (Overland Park) markets  Strong presence in these communities, providing commercial banking services to small and mid-sized businesses  Culturally similar to Capitol Federal, with emphasis on community commitment and customer service  Low risk balance sheet, with minimal NPAs and attractive cost of deposits Company Snapshot: Capital City Bancshares, Inc.  $434 million Capital City Overview 5 Financial Highlights as of March 31, 2018  $302 millionGross Loans  $378 millionTotal Deposits  80%Loans / Deposits  6.1%TCE / TA  0.39%NPAs / Assets Total Assets Loan and Deposit Composition (2) (1) LTM ROAA adjusted to exclude the $679k write-down of Capital City’s deferred tax assets in Q4 2017 related to corporate tax reform (2) Loan and deposit data as of March 31, 2018  0.64% (1)LTM ROAA 1-4 Family 22.5% Multifamily 2.6% Owner-Occ. RE 18.4% C & D 5.6% Non Owner-Occ. RE 25.0% Farm & Agriculture 2.9% C & I 20.9% Consumer & Other 2.0% Non- Interest Bearing 22.2% Transaction Accounts 22.6% MMDA & Savings 37.6% Time < 250K 9.3% Time > 250K 8.4% MRQ Yield on Loans: 4.85% MRQ Cost of Deposits: 0.37%

Overlapping Market Presence 6  Pro forma deposit market share rank of #1 in Shawnee, Douglas and Johnson counties  Capital City branch office locations:  Seven branches in the Topeka market  Three branches in the Lawrence market  One branch in the Kansas City MSA, located in Overland Park  Branch consolidation opportunities in the Topeka and Lawrence markets  No deposit divestitures expected due to HHI measures Market Overview CFFN Capital City Note: Branch map excludes Capitol Federal’s Manhattan, Emporia, Wichita and Salina branches Source for map: S&P Global Market Intelligence

Complementary Lines of Business 7 Residential Real Estate Lending Single-family Construction Lending Consumer Lending Commercial Real Estate Lending Commercial Real Estate Construction Lending C&I Lending Business Relationship Banking Full Suite of Retail Deposit Services Full Suite of Commerical Deposit Services Retail Insurance Products Trust Services Pro Forma Capitol Federal

 We view this first acquisition of a commercial bank as a low risk transaction, in keeping with our approach to managing our shareholders’ investment in Capitol Federal  Capital City is a compelling, in-market partner • Highlighted by solid credit metrics and an experienced commercial banking team, with a high degree of market and institutional familiarity between our companies  Attractively sized • Meaningful platform from which to build, but appropriately sized from a risk management perspective • Allows us to remain under $10 billion in assets at closing, and for the foreseeable future, including our expectations of future growth within our commercial banking business  Comprehensive due diligence process completed, driving conservative merger and operating assumptions • Including an extensive and highly transparent credit review process performed in conjunction with a nationally recognized third party loan review firm  Represents our entry into organic commercial lending, and into commercial deposit gathering • However, over the last 5 years, we have gained experience in the commercial real estate lending business through our correspondent commercial loan participations, which totals $296 million in commercial loan balances as of March 31, 2018 Low Risk Transaction 8

 Expands our commitment to, and presence within, the Topeka, Lawrence and Kansas City markets  Does not change our commitment to our single family lending model  However, complements our core retail competencies through the expansion of our product offerings to include commercial lending and commercial deposit services  Capital City’s commercial team is well known to us, and expected to remain in roles leading our commercial banking business going forward, mitigating risk and assisting in retention of client relationships, while driving future growth  We expect that our deep and long standing relationships with, and knowledge of, our current customer base will provide opportunities to pursue new commercial banking business  We will pursue a targeted strategy to penetrate our existing retail customer base through the offering of commercial lending and deposit products in our existing overlapping markets initially, and throughout our footprint over time  Our current customer base is comprised of over 120,000 loan and deposit customers  New opportunity to build a commercial deposit portfolio, driving lower cost of funds, higher net interest margins and stronger profitability  Core deposits (1) encompass over 93% of Capital City’s deposit portfolio as of March 31, 2018  Capital City currently provides a robust suite of commercial deposit products, including cash management services  Capital City brings a scalable trust business, with over $100 million in AUM as of March 31, 2018  Adds a new revenue stream, aiding in retention of customer relationships, and diversifies and grows our non-interest income Transaction Rationale 9 Investment Thesis and Key Transaction Attributes (1) Core deposits defined as total deposits less public unit deposits without a business relationship as of March 31, 2018

Expected Pro Forma Financial Impact 10 Summary of Expected Financial Impact of the Transaction (1)  Expected to produce approximately 3% accretion to fully diluted EPS in 2019 (2), growing to mid-single digits over the following few years  Expected to produce approximately (0.8)% dilution to TBVPS at closing  TBVPS dilution earn-back of less than 2.5 years (3)  IRR in excess of 20%  Strong pro forma capital ratios, well in excess of all regulatory thresholds, providing ample opportunities for continued capital management strategies  No changes expected to future cash dividend levels as compared to stand-alone case; however, expected future earnings accretion will allow opportunities for the Capitol Federal Board of Directors to weigh options related to our dividend policy (1) Estimated financial impact is presented for illustrative purposes using mean analyst consensus estimates for active research analysts; includes purchase accounting marks and deal related expenses (2) 2019 EPS impact excluding one-time merger costs; analyst estimates source: S&P Global Market Intelligence as of April 27, 2018 (3) Based on the cross-over method; earn-back timeframe excludes any potential increase in cash dividends resulting from enhanced earnings of the pro forma company

Appendix 11

Key Transaction Assumptions 12  26.1% net cost savings, identified in detail during our due diligence review, including expense additions related primarily to commercial banking IT costs across our platform  Cost savings realized 81% in the first 12 months following closing, with 100% realized in future periods Cost Savings Merger-related Charges and Revenue Synergies  Pre-tax transaction costs of approximately $4.5 million  50% realized pre-closing, 50% realized post-closing  Revenue synergy opportunities identified, but not included in pro forma modeling Balance Sheet Growth  Assumes Capital City loan and deposit growth of 5% in 2019, then growth of between 10% and 12% in forward periods (based, in part, on Capitol Federal’s greater capital resources) Purchase Accounting and TruPs Redemption Loan Portfolio  (2.3)% gross loan portfolio mark, equating to ($7.2) million  (1.9)% credit mark, equating to ($5.8) million  (0.4)% interest rate mark, equating to ($1.4) million accreting over 6.0 years OREO  (17.4)% mark, equating to ($0.2) million TruPs  $10.2 million of outstanding trust preferred securities redeemed at closing (1) Low Income Housing Partnerships  1.75% core deposit intangible, equating to $5.6 million amortized straight-line over 8.0 yearsCDI HTM Securities  (1.2)% mark, equating to ($1.2) million  Mark equating to ($0.4) million Time Deposits  0.50% mark, equating to $0.3 million amortized over 1.5 years (1) Inclusive of a $95k call premium

Investor Inquiries 13 700 South Kansas Avenue Topeka, KS 66603 Main Phone: (785) 235-1341 https://www.capfed.com John Dicus Chairman, President & Chief Executive Officer Direct Phone: (785) 231-6370 Email: jdicus@capfed.com Kent Townsend EVP & Chief Financial Officer Direct Phone: (785) 231-6360 Email: ktownsend@capfed.com